EXHIBIT 10.33


                   JONES APPAREL GROUP, INC.
                     1996 STOCK OPTION PLAN


1.   Purpose of the 1996 Stock Option Plan.

     Jones Apparel Group, Inc. (the "Corporation") desires to attract and retain the best available talent and to encourage the highest level of performance. The 1996 Stock Option Plan (the "Stock Option Plan") is intended to contribute significantly to the attainment of these objectives, by (i) providing long-term incentives and rewards to all key employees of the Corporation (including officers and directors who are key employees of the Corporation and also including key employees of any subsidiary of the Corporation which may include officers or directors of any subsidiary of the Corporation who are also key employees of said subsidiary), and those directors and officers, consultants, advisers, agents or independent representatives of the Corporation or of any subsidiary (together, "Eligible Individuals"), who are contributing or in a position to contribute to the long-term success and growth of the Corporation or of any subsidiary, (ii) assisting the Corporation and any subsidiary in attracting and retaining Eligible Individuals with experience and ability, and
(iii) associating more closely the interests of such Eligible Individuals with those of the Corporation's stockholders.

2.   Scope and Duration of the Stock Option Plan.

     Under the Stock Option Plan, options ("Options") to purchase Shares of common stock, par value $.01 per share ("Common Stock"), may be granted to Eligible Individuals. Options granted to employees (including officers and directors who are employees) of the Corporation or a subsidiary corporation thereof, may, at the time of grant, be designated by the Corporation's Board of Directors either as incentive stock options ("ISOs"), with the attendant tax benefits as provided for under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code") or as nonqualified stock options. Stock appreciation rights (the "Rights") may be granted in association with Options. The aggregate number of shares of Common Stock reserved for grant from time to time under the Stock Option Plan is 2,000,000 shares of Common Stock which shares of Common Stock may be authorized but unissued shares of Common Stock or shares of Common Stock, which shall have been or which may be reacquired by the Corporation, as the Board of Directors of the Corporation shall from time to time determine. Such aggregate numbers shall be subject to adjustment as provided in Paragraph 12. If an Option shall expire or terminate for any reason without having been exercised in full or surrendered in full in connection with the exercise of a Right, the

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shares of Common Stock represented by the portion thereof not so exercised or surrendered shall (unless the Stock Option Plan shall have been terminated) become available for other options under the Stock Option Plan. Subject to Paragraph 14, no Option or Right shall be granted under the Stock Option Plan after April 22, 2006. The grant of an Option and/or a Right is sometimes referred to herein as an Award thereof.


3.   Administration of the Stock Option Plan.

     This Stock Option Plan will be administered by the Board of Directors of the Corporation (the "Board of Directors"). The Board of Directors, in its discretion, may designate an option committee (the "Option Committee" or "Committee") composed of at least two members of the Board of Directors to administer this Stock Option Plan. Members of the Stock Option Committee shall meet such qualifications as the Board of Directors may determine. Subject to the express provisions of this Plan, the Board of Directors or the Committee (hereinafter, the terms "Option Committee" or "Committee" shall mean the Board of Directors whenever no such Option Committee has been designated) shall have authority in its discretion, subject to and not inconsistent with the express provisions of this Stock Option Plan, to direct the grant of Options, to determine the purchase price of the Common Stock covered by each Option, the Eligible Individuals to whom, and the time or times at which, Options shall be granted and subject to the maximum set forth in Paragraph 4 hereof, the number of shares of Common Stock to be covered by each Option; to designate Options as ISOs; to direct the grant of Rights in connection with any Option; to interpret the Stock Option Plan; to determine the time or times at which Options may be exercised; to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan, including, without limitation, such rules and regulations as it shall deem advisable, so that transactions involving Options may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Securities and Exchange Act of 1934; to determine the terms and provisions of and to cause the Corporation to enter into agreements with Eligible Individuals in connection with Options (Awards) granted under the Stock Option Plan (the "Agreements"), which Agreements may vary from one another as the Committee shall deem appropriate; and to make all other determinations it may deem necessary or advisable for the administration of the Stock Option Plan.

          Members of the Committee shall serve at the pleasure of the Board of Directors. The Committee shall have and may exercise all of the powers of the Board of Directors under the Stock Option Plan, other than the power to appoint a director to committee membership. A majority of the Committee shall constitute a quorum, and acts of a majority of the members present at any meeting at

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which a quorum is present shall be deemed the acts of the
Committee. The Committee may also act by instrument signed by a majority of the members of the Committee.

          Every action, decision, interpretation or determination by the Committee with respect to the application or administration of this Stock Option Plan shall be final and binding upon the Corporation and each person holding any Option granted under this Stock Option Plan.

4.   Eligibility:   Factors to be Considered in Granting Options
     and Designating ISOs (Awards).

     (a) Options may be granted only to (i) key employees (including officers and directors who are employees) of the Corporation or any subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs), and (ii) directors or officers of the Corporation or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees, and (iii) consultants or advisers to or agents or independent representatives of the Corporation or a subsidiary thereof. In determining the persons to whom Options (Awards) shall be granted and the number of shares of Common Stock to be covered by each Award, the Committee shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Corporation's (including subsidiaries) successful operation and such other factors as the Board of Directors in its discretion shall deem relevant. Subject to the provisions of Paragraph 2, an Eligible Individual may receive Options (Awards) on more than one occasion under the Stock Option Plan. No person shall be eligible for an Option grant if he shall have filed with the Secretary of the Corporation an instrument waiving such eligibility; provided that any such waiver may be revoked by filing with the Secretary of the Corporation an instrument of evocation, which revocation will be effective upon such filing.

     (b) In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Corporation and any subsidiary corporation thereof) may not exceed $100,000.

     (c) In no event shall any Eligible Individual be granted options to purchase more than 400,000 shares of Common Stock pursuant to this Stock Option Plan.

5.   Option Price.

     (a) The purchase price per share of the Common Stock covered by each Option shall be established by the Committee, but in no

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

event shall it be less than the fair market value of a share of the Common Stock on the date the Option is granted with respect to an ISO. Options which are not designated as ISOs may be issued with such purchase price per share as the Committee shall determine, which purchase price may be less than the fair market value of a share of the common stock on the date the Option is granted. If, at the time an Option is granted, the Common Stock is publicly traded, such fair market value shall be the closing price (or the mean of the latest bid and asked prices) of a share of Common Stock on such date as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board of Directors) for any national securities exchange or other securities market which at the time is included in the stock price quotations of such publication. In the event that the Committee shall determine such stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances. If, at the time an Option is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value.

     (b) In the case of an employee who at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the employer corporation or of its parent or a subsidiary corporation thereof (a "10% Holder"), the purchase price of the Common Stock covered by any ISO shall in no event be less than 110% of the fair market value of the Common Stock at the time the ISO is granted.

6.   Term of Options.

     The term of each Option shall be fixed by the Committee, but in no event shall it be exercisable more than 10 years from the date of grant, subject to earlier termination as provided in Paragraphs 10 and 11. An ISO granted to a 10% Holder shall not be exercisable more than 5 years from the date of grant.

7.   Exercise of Options.

     (a) Subject to the provisions of the Stock Option Plan, an Option granted to an employee under the Stock Option Plan shall become fully exercisable at such time or times as the Committee in its sole discretion shall determine at the time of the granting of the Option, except that in no event shall any such Option be exercisable earlier than six months or later than 10 years after its grant.

     (b) An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

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     (c)  The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided that, the purchase price may be paid (i) in whole or in part, by surrender or delivery to the Corporation of securities of the Corporation having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, or (ii) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise. Fair market value shall be determined as provided in Paragraph 5 for the determination of such value on the date of the grant. In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements.

     (d) Except as provided in Paragraphs 10 and 11, no Option may be exercised unless the original grantee thereof is then an Eligible Individual.

     (e) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

     (f) Notwithstanding any other provision of this Stock Option Plan, the Corporation shall not be required to issue or deliver any share of stock upon the exercise of an Option prior to the admission of such share to listing on any stock exchange or automated quotation system on which the Corporation's Common Stock may then be listed.


8.   Award and Exercise of Rights.

     (a) A Right may be awarded by the Committee in association with any Option either at the time such Option is granted or at any time prior to the exercise, termination or expiration of such Option. Each such Right shall be subject to the same terms and conditions as the related Option and shall be exercisable only to the extent such Option is exercisable, and the Right Value, as hereinafter defined, is a positive amount.

     (b) A Right shall entitle the holder to surrender to the Cor-poration unexercised the related Option (or any portion or portions thereof which the holder from time to time shall determine to surrender for this purpose) and to receive in exchange therefor, subject to the provisions of the Stock Option Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to the product of (A) the Right Value of one share of Common Stock, as hereinafter defined, and (B) the number of shares of Common Stock called for by the Option, or portion thereof, which is surrendered. For purposes

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of the Stock Option Plan: the Right Value of one share of Common
Stock shall be the excess of (i) the fair market value of one share of Common Stock on the date on which the Right is exercised, over
(ii) the purchase price per share of the Common Stock covered by the surrendered Option. The date on which the Committee shall receive notice from the holder of the exercise of a Right shall be considered the date on which the Right is exercised.

     Upon exercise of a Right, a holder shall indicate to the Committee what portion of the payment he desires to receive in cash and what portion in shares of Common Stock of the Corporation; provided, that the Board of Directors shall have sole discretion to determine in any case or cases that payment will be made in the form of all cash, all shares of Common Stock, or any combination thereof. If the holder is to receive a portion of such payment in shares of Common Stock, the number of shares of Common Stock shall be determined by dividing the amount of such portion by the fair market value of one share of Common Stock on the date on which the Right is exercised. The number of shares of Common Stock which may be received pursuant to the exercise of a Right may not exceed the number of shares of Common Stock covered by the related Option, or portion thereof, which is surrendered. No fractional shares of Common Stock will be issued, but instead cash will be paid for any such fractional share of Common Stock.

     No payment will be required from the holder upon exercise of a Right, except that the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of cash or a certificate representing shares of Common Stock, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements, and the Corporation shall have the right to deduct from any payment any taxes required by law to be withheld by the Corporation with respect to such payment.

     (c) The fair market value of one share of Common Stock for the date on which a Right is exercised shall be determined as provided in Paragraph 5 for the determination of such value on the date of grant.

     (d) Upon exercise of a Right, the number of shares of Common Stock subject to exercise under the related Option shall automa-tically be reduced by the number of shares of Common Stock repre-sented by the Option, or portion thereof, which is surrendered. Shares of Common Stock subject to Options, or portions thereof, which are surrendered in connection with the exercise of Rights shall not be available for subsequent Option grants under the Stock Option Plan.

     (e) Whether payments upon exercise of Rights are made in cash, shares of Common Stock or a combination thereof, the Committee shall have the sole discretion as to the timing of the payments, including whether payment shall be made in a lump sum or

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installments, but payments may not be deferred beyond the first business day of the twenty-fifth calendar month next following the month of exercise of a Right. Deferred payments may bear interest at a rate determined by the Committee, provided that such rate of interest shall not be less than the lowest rate which avoids imputation of interest at a higher rate under the Code. The Board of Directors may make such further provisions and adopt such rules and regulations as it shall deem appropriate, not inconsistent with the Stock Option Plan, related to the timing of the exercise of a Right and the determination of the form and timing of payment to the holder upon such exercise.


9.   Non-transferability of Options.

     No Options or Rights granted under the Stock Option Plan shall be transferable other than by will or by the laws of descent and distribution ("Permitted Transferee"). With respect to ISOs, Options may be exercised, during the lifetime of the holder, only by the holder, or by his guardian or legal representative.

10.  Termination of Relationship to the Corporation.

     (a) In the event that any original grantee shall cease to be an Eligible Individual of the Corporation (or any subsidiary thereof), except as set forth in Paragraph 11, such Option may (subject to the provisions of the Stock Option Plan) be exercised (to the extent that the original grantee was entitled to exercise such Option at the termination of his employment or service as a director, officer, consultant, adviser, agent or independent representative, as the case may be) at any time within three months after such termination, but not more than 10 years (five years in the case of a 10% Holder) after the date on which such Option was granted or the expiration of the Option, if earlier. Notwithstanding the foregoing, if the position of an original grantee shall be terminated by the Corporation or any subsidiary thereof for cause or if the original grantee terminates his employment or position voluntarily and without the written consent of the Corporation or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), the Options granted to such person, whether held by such person or by a Permitted Transferee shall, to the extent not theretofore exercised, forthwith terminate immediately upon such termination. The holder of any ISO may not exercise such Option unless at all times during the period beginning with the date of grant of the ISO and ending on the three months before the date of exercise he is an employee of the Corporation granting such Option, a subsidiary thereof, or a corporation or a subsidiary corporation issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies.

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     (b)  Other than as provided in Paragraph 10(a), Options
granted under the Stock Option Plan shall not be affected by any change of duties or position so long as the holder remains an Eligible Individual.

     (c) Any Option Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates or the date other positions or relationships terminate for purposes of the Stock Option Plan and the effect of leaves of absence, which provisions may vary from one another.

     (d) Nothing in the Stock Option Plan or in any Option granted pursuant to the Stock Option Plan shall confer upon any Eligible Individual or other person any right to continue in the employ of the Corporation or any subsidiary corporation (or the right to be retained by, or have any continued relationship with the Corporation or any subsidiary corporation thereof), or affect the right of the Corporation or any such subsidiary corporation, as the case may be, to terminate his employment, retention or relationship at any time. The grant of any option pursuant to the Stock Option Plan shall be entirely in the discretion of the Committee and nothing in the Stock Option Plan shall be construed to confer on any Eligible Individual any right to receive any Option under the Stock Option Plan.

11.  Death or Disability of Holder.

     (a) If a person to whom an Option has been granted under the Stock Option Plan shall die (and the conditions in sub-paragraph
(b) below are met) or become permanently and totally disabled (as such term is defined below) while serving as an Eligible Individual and if the Option was otherwise exercisable immediately prior to the happening of such event, then the period for exercise provided in Paragraph 10 shall be extended to one year after the date of death of the original grantee, or in the case of the permanent and total disability of the original grantee, to one year after the date of permanent and total disability of the original grantee, but, in either case, not more than 10 years (five years in the case of a 10% Holder) after the date such Option was granted, or the expiration of the Option, if earlier, as shall be prescribed in the original grantee's Option Agreement. An Option may be exercised as set forth herein in the event of the original grantee's death, by a Permitted Transferee or the person or persons to whom the holder's rights under the Option pass by will or applicable law, or if no such person has the right, by his executors or administrators; or in the event of the original grantee's permanent and total disability, by the holder or his guardian.

     (b) In the case of death of a person to whom an Option was originally granted, the provisions of subparagraph (a) apply if such person dies (i) while in the employ of the Corporation or a

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subsidiary corporation thereof or while serving as an Eligible
Individual of the Corporation or a subsidiary corporation thereof or (ii) within three months after the termination of such position other than termination for cause, or voluntarily on the original grantee's part and without the consent of the Corporation or a subsidiary corporation thereof, which consent shall be presumed in the case of normal retirement.

     (c) The term "permanent and total disability" as used above shall have the meaning set forth in Section 22(e)(3) of the Code.

12.  Adjustments upon Changes in Capitalization.

     Notwithstanding any other provision of the Stock Option Plan, each Agreement may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares of Common Stock covered by such Option, the Option prices and the number of shares of Common Stock as to which Options shall be exercisable at any time, in the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, split-downs, reverse splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations and the like. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number of shares of Common Stock as to which Options may be granted under the Stock Option Plan to any Eligible Individual shall be appropriately adjusted by the Committee whose determination shall be conclusive. In the event of (i) the dissolution, liquidation, merger or consolidation of the Corporation or a sale of all or substantially all of the assets of the Corporation, or (ii) the disposition by the Corporation of substantially all of the assets or stock of a subsidiary of which the original grantee is then an employee, officer or director, consultant, adviser, agent or independent representative or (iii) a change in control (as hereinafter defined) of the Corporation has occurred or is about to occur, then, if the Committee shall so determine, each Option under the Stock Option Plan, if such event shall occur with respect to the Corporation, or each Option granted to an employee, officer, director, consultant, adviser, agent or independent representative of a subsidiary respecting which such event shall occur, shall (x) become immediately and fully exercisable or (y) terminate simultaneously with the happening of such event, and the Corporation shall pay the optionee in lieu thereof an amount equal to (a) the excess of the fair market value over the exercise price of one share on the date on which such event occurs, multiplied by
(b) the number of shares subject to the Option, without regard to whether the Option is then otherwise exercisable.

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13.  Effectiveness of the Stock Option Plan.

     Options may be granted under the Stock Option Plan, subject to its authorization and adoption by stockholders of the Corporation, at any time or from time to time after its adoption by the Committee, but no Option shall be exercised under the Stock Option Plan until the Stock Option Plan shall have been authorized and adopted by a majority of the votes properly cast thereon at a meeting of stockholders of the Corporation duly called and held within 12 months from the date of adoption of the Stock Option Plan by the Board of Directors. If so adopted, the Stock Option Plan shall become effective as of the date of its adoption by the Board of Directors. The exercise of the Options shall also be expressly subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933, as amended (the "Act") shall be effective, or other provisions satisfactory to the Committee shall have been made to ensure that such exercise will not result in a violation of such Act, and such other qualification under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable shall have been effected. If the shares of Common Stock issuable upon exercise of an Option are not registered under such Act, and if the Committee shall deem it advisable, the Optionee may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Stock Option Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and (ii) that such Optionee will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof and (iii) that the holder accepts such restrictions on transfer of such shares, including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer as the Corporation may reasonably impose.

14.  Termination and Amendment of the Stock Option Plan.

     The Board of Directors of the Corporation may, at any time prior to the termination of the Stock Option Plan, suspend, terminate, modify or amend the Stock Option Plan; provided that any increase in the aggregate number of shares of Common Stock reserved for issue upon the exercise of Options, any amendment which would materially increase the benefits accruing to participants under the Stock Option Plan, or any material modification in the requirements as to eligibility for participation in the Stock Option Plan, shall be subject to the approval of stockholders in the manner provided in Paragraph 13, except that any such increase, amendment or change that may result from adjustments authorized by Paragraph 12 or adjustments based on revisions to the Code or regulations promulgated thereunder (to the extent permitted by such authorities) shall not require such approval. No suspension, termination, modification or amendment of the Stock Option Plan may, without the express written consent of the Eligible Individual

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(or his Permitted Transferee) to whom an Option shall theretofore have been granted, adversely affect the rights of such Eligible
Individual (or his Permitted Transferee) under such Option.

15.  Financing for Investment in Stock of the Corporation.

     The Board of Directors may cause the Corporation or any subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Corporation or any subsidiary, to any Eligible Individual under the Stock Option Plan who shall have been so employed or so served for a period of at least six months at the end of the fiscal year ended immediately prior to arranging such financing; but the Board of Directors may, in any specific case, authorize financing for an Eligible Individual who shall not have served for such a period. Such financing shall be for the purpose of providing funds for the purchase by the Eligible Individual of shares of Common Stock pursuant to the exercise of an Option and/or for payment of taxes incurred in connection with such exercise, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Corporation. The maximum amount of liability incurred by the Corporation and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board of Directors. Each loan shall bear interest at a rate not less than that provided by the Code and other applicable law, rules, and regulations in order to avoid the imputation of interest at a higher rate. Each recipient of such financing shall be personally liable for the full amount of all financing extended to him. Such financing shall be based upon the judgment of the Board of Directors that such financing may be reasonably be expected to benefit the Corporation, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and By-Laws of the Corporation or such subsidiary, and applicable laws.

     If any such financing is authorized by the Board of Directors, such financing shall be administered by the Board of Directors.


16.  Severability.

     In the event that any one or more provisions of the Stock Option Plan or any Agreement, or any action taken pursuant to the Stock Option Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state or the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Stock Option Plan or of such or any other Agreement, but in such particular jurisdiction and instance the Stock Option Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been

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

contained therein or if the action in question had not been taken thereunder.

17.  Applicable Law.

     The Stock Option Plan shall be governed and interpreted, construed and applied in accordance with the laws of the State of Pennsylvania.

18.  Withholding.

     A holder shall, upon notification of the amount due and prior to or concurrently with delivery to such holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable federal, state, local or other tax requirements.

19.  Miscellaneous.

     1. The terms "parent," "subsidiary" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f) of the Code, respectively.

     2. The term "terminated for cause" shall mean termination by the Corporation (or a subsidiary thereof) of the employment of or other relationship with, the original grantee by reason of the grantee's (i) willful refusal to perform his obligations to the Corporation (or a subsidiary thereof), (ii) willful misconduct, contrary to the interests of the Corporation (or a subsidiary thereof), or (iii) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise. In the event of any dispute regarding whether a termination for cause has occurred, the Board of Directors may by resolution resolve such dispute and such resolution shall be final and conclusive on all parties.

     3. The term "change in control" shall mean an event or series of events that would be required to be described as a change in control of the Corporation in a proxy or information statement distributed by the Corporation pursuant to Section 14 of the Securities Exchange Act of 1934 in response to Item 6(e) of
Schedule 14A promulgated thereunder, or any substitute provision which may hereafter be promulgated thereunder or otherwise adopted. The determination of whether and when a change in control has occurred or is about to occur shall be made by the Board of Directors in office immediately prior to the occurrence of the event or series of events constituting such change in control.

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
                            JONES APPAREL GROUP, INC.

                             STOCK OPTION AGREEMENT

                          (NON-QUALIFIED STOCK OPTION)


     THIS AGREEMENT, made as of this ___ day of _______ 1996 by JONES APPAREL GROUP, INC., a Pennsylvania Corporation (herein-after called the "Company"), with ____________________________
_________ (hereinafter call the "Holder"):

     The Company has adopted a 1996 Stock Option Plan (the
"Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

     The Committee, which is charged with the administration of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

     NOW, THEREFORE, pursuant to the Plan, the Company with the approval of the Committee hereby grants to the Holder as of the date hereof an option to purchase all or any part of _______ shares of Common Stock of the Company, par value $[ ] per share, at a price per share of $_________, which price is not less than the fair market value of a share of Common Stock on the date hereof (the "Option"), and upon the following terms and conditions:

     1.   The Option shall continue in force through  _______ ___, ____
(the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the Option shall become exercisable as to [20%] of the number of shares originally covered thereby upon the first anniversary of the date of grant of the Option, and as to [20%] of the number of shares originally covered thereby upon the second, [third and fourth] anniversaries of the date of grant of the Option, and on the [fifth] anniversary, the Option shall become fully exercisable. Such installments shall be cumulative, subject to the following:

          a. Except as provided hereinbelow, the Option may not be exercised unless the Holder is then an employee (including directors and officers who are employees), director, consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company or any combination thereof and unless the Holder has remained in the continuous employ or service thereof from the date of grant.

     2. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time within three months after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

     3. If the Holder shall (a) die while he is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such position (other than termination for cause, or voluntarily on his part and without the consent of the Company or subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of normal retirement), or (b) become permanently and totally disabled within the meaning of Section 22 (e) (3) of Code while employed by or serving any such company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent or total disability, but in either case, not later than the Expiration Date.

     4. a. The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 8 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to paragraph 5 of the Plan.

          b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

     5. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

     6. No options granted hereunder shall be transferable other than by will or by the laws of descent and distribution. Options may be exercised, during the lifetime of the Holder, only by the Holder, or by his guardian or legal representative. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

     7. Neither the Holder nor in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or his estate, as the case may be.

     8. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Chief Financial Officer, 250 Rittenhouse Circle, Bristol, Pennsylvania 19007 and any notice to the Holder shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

     9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the

Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.


                                      JONES APPAREL GROUP, INC.



By:______________________________

Name:_________________________

Title:________________________


ACCEPTED AND AGREED


________________________
Holder

                           FORM OF NOTICE OF EXERCISE



TO:       JONES APPAREL GROUP, INC.
          250 Rittenhouse Circle
          Bristol, Pennsylvania 19007


     The undersigned hereby exercises his/her option to purchase _____ shares of Common Stock of Jones Apparel Group, Inc. (the "Company"), as provided in the Stock Option Agreement dated as of _______, 199_ at $ _______ per share, a total of $
_____________, and makes payment therefor as follows:

     (a) To the extent of $_______ of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock, which, valued at $__________________ per share, the fair market value thereof, equals such portion of the purchase price.

     (b) To the extent of the balance of the purchase price, the undersigned has enclosed a certificate or bank check payable to the order of the Company for $________________.

     A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

     The undersigned hereby represents and warrants that it is his (her) present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his (her) own account for investment, and not with a view to the distribution of any thereof, and agrees that he (she) will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.


                         Signature:     ________________________

                         Address:       ________________________

                                        ________________________





Dated:________

                            JONES APPAREL GROUP, INC.

                             STOCK OPTION AGREEMENT

                            (INCENTIVE STOCK OPTION)


     THIS AGREEMENT, made as of this ___ day of _______ 1996 by JONES APPAREL GROUP, INC., a Pennsylvania corporation (herein-after called the "Company"), with _____________________________
________ (hereinafter call the "Holder"):

     The Company has adopted a 1996 Stock Option Plan (the
"Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

     The Committee, which is charged, with the administra-tion of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

     NOW, THEREFORE, pursuant to the Plan, the Company with the approval of the Committee hereby grants to the Holder as of the date hereof an option (the "Option") to purchase all or any part of _________ shares of Common Stock of the Company, par value $[ ] per share, at a price per share of $_________, which price is not less than the fair market value of a share of Common Stock on the date hereof (or 110% of the fair market value of a share of Common Stock if the Holder is a 10% Holder (as defined in the Plan)), and upon the following terms and conditions:

     1.   The Option shall continue in force through _______
___, ____ (the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the Option shall become exercisable as to [20%] of the number of shares originally covered thereby upon the first anniversary of the date of grant of the Option, and as to [20%] of the number of shares originally covered thereby upon the second, [third and fourth] anniversaries of the date of grant of the Option, and on the [fifth] anniversary, the Option shall become fully exercisable. Such installments shall be cumulative, subject to the following:

          a. Except as provided hereinbelow, the Option may not be exercised unless the Holder is then an employee (including directors and officers who are employees), director, consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company or any combination thereof and unless the Holder has remained in the continuous employ or service thereof from the date of grant.

          b. This Option is designated as an incentive stock option ("ISO") pursuant to the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder.

     2. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time within three months after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retire-ment), the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

     3. If the Holder shall (a) die while he is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such position (other than termination for cause, or voluntarily on his part and without the consent of the Company or subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of normal retirement), or (b) become permanently and totally disabled within the meaning of Section 22
(e) (3) of the Code, while employed by or serving any such company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent or total disability, but in either case, not later than the Expiration Date.

     4. a. The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 8 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to paragraph 5 of the Plan.

          b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

     5. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

     6. This Option shall, during the Holder's lifetime, be exercisable only by him, and neither this Option nor any right hereunder shall be transferable by him, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

     7. Neither the Holder nor in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or his estate, as the case may be.

     8. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Chief Financial Officer, 250 Rittenhouse Circle, Bristol, Pennsylvania 19007 and any notice to the Holder shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

     9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and bind-ing upon the Holder and upon any other person who shall assert any right pursuant to this Option.

                                      JONES APPAREL GROUP, INC.



                                      By:___________________________
                                         Name:______________________
                                         Title:_____________________


ACCEPTED AND AGREED


________________________
Holder

                           FORM OF NOTICE OF EXERCISE



TO:       JONES APPAREL GROUP, INC.
          250 Rittenhouse Circle
          Bristol, PA 19007


     The undersigned hereby exercises his/her option to purchase _____ shares of Common Stock of Jones Apparel Group,
Inc. (the "Company"), as provided in the Stock Option Agreement dated as of _______, 199_ at $ _______ per share, a total of $_____________, and makes payment therefor as follows:

     (a) To the extent of $_______ of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock, which, valued at $__________________ per share, the fair market value thereof, equals such portion of the purchase price.

     (b) To the extent of the balance of the purchase price, the undersigned has enclosed a certificate or bank check payable to the order of the Company for $________________.

     A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

     The undersigned hereby represents and warrants that it is his (her) present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his (her) own account for investment, and not with a view to the distribution of any thereof, and agrees that he (she) will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.


                         Signature:     ________________________

                         Address:       ________________________

                                        ________________________





Dated:________
                                  - 22 -